Fees Summary	Mar. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 631,329,300
Previously Paid Amount	0
Total Fee Amount	96,656.52
Total Offset Amount	0
Net Fee	$ 96,656.52